AMERTRANZ WORLDWIDE HOLDING CORP.

COMMON STOCK                                                       COMMON STOCK
   NUMBER                                                             SHARES

C___________                                                  CUSIP 030726 10 3

   INCORPORATED UNDER THE                                    SEE REVERSE FOR
LAWS OF THE STATE OF DELAWARE                               CERTAIN DEFINITIONS


THIS IS TO CERTIFY That                          is the owner of





fully paid and non-assessable shares of common stock of the par value of $.01 share of AMERTRANZ WORLDWIDE HOLDING CORP. transferable only on the books of the corporation by the holder hereof in person or by attorney duly authorized, upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By Laws of the corporation as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.


Dated:
                                   AMERTRANZ
                                    WORLDWIDE
                                  HOLDING CORP.
_______________________           INCORPORATED       ________________________
          Secretary                  1996                             President
                                   DELAWARE          Authorized Officer


COUNTERSIGNED AND REGISTERED:

    AMERICAN STOCK TRANSFER & TRUST COMPANY
    NEW YORK, N.Y.                     TRANSFER AGENT
                                       AND REGISTRAR

BY_________________________________________

                                  REVERSE SIDE


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -- as tenants in common
         TEN ENT -- as tenants by the entireties
         JT TEN  -- as joint tenants with right of survivorship
                            and not as tenants in common

                           UNIF GIFT MIN ACT -- ________Custodian_________
                                                 (Cust)           (Minor)
                                                under Uniform Gifts to Minors
                                                Act _________________________
                                                           (State)

         Additional abbreviations may also be used though not in the above list.

         For value received, _________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------

- ----------------------------------------------------------------
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
                   ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________
_______________________________________________________________________________
_________________________________________________________  shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

NOTICE: ________________________________________________________
            THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                  NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

C65114.198 L:1


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